EXHIBIT 10.7

ORBIMAGE INC.
2003 EQUITY COMPENSATION PLAN

EXECUTIVE RESTRICTED STOCK AGREEMENT

     ORBIMAGE Inc., a Delaware corporation (the “Company”), hereby grants shares of its common stock, $.01 par value (the “Stock”), to the Grantee named below, subject to the vesting conditions set forth in the attachment. Additional terms and conditions of the grant are set forth in this cover sheet, in the attachment and in the Company’s 2003 Employee Stock Incentive Plan, as amended (the “Plan”).

Grant Date: December 31, 2003

Name of Grantee: Matthew M. O’Connell

Number of Shares of Stock Covered by Grant: 275,454

     By signing this cover sheet, you agree to all of the terms and conditions described in the attached Agreement and in the Plan, a copy of which is also attached. You acknowledge that you have carefully reviewed the Plan, and agree that the Plan will control in the event any provision of the attached Agreement or this cover sheet should appear to be inconsistent.

Grantee:

(Signature)

Company:

(Signature)

Title:

Attachment

     This is not a stock certificate or a negotiable instrument.

ORBIMAGE INC.
2003 EMPLOYEE STOCK INCENTIVE PLAN

EXECUTIVE RESTRICTED STOCK AGREEMENT

Restricted Stock/ Nontransferability

This grant is an award of Stock in the number of shares set forth on the cover sheet, at the purchase price set forth on the cover sheet, and subject to the vesting conditions described below (“Restricted Stock”). To the extent not yet vested, your Restricted Stock may not be transferred, assigned, pledged or hypothecated, whether by operation of law or otherwise, nor may the Restricted Stock be made subject to execution, attachment or similar process; provided, however, that the Restricted Stock may be transferred in accordance with the section below labeled “Family Transfers.”

Issuance and Vesting

The Company will issue your Restricted Stock in your name as of the Grant Date.

Your Stock subject to restriction under this Restricted Stock Agreement (the “Restricted Shares”) vests in accordance with the following:

(i) 45,909 shares (the “Initial Tranche”) covered by this grant, as shown on the cover sheet, shall vest on the earlier of (a) June 30, 2004, or (b) the date the Company’s registration statement for its Stock on Form 10 or Form S-1 is declared effective by the Securities and Exchange Commission, provided you are then in service with the Company;

(ii) 137,727 shares (the “Second Tranche”) covered by this grant, as shown on the cover sheet, shall vest on January 3, 2005, provided you are then in service with the Company; and

(iii) 91,818 shares (the “Third Tranche”) covered by this grant, as shown on the cover sheet, shall vest on January 3, 2006, (the “Final Vesting Date”) provided you are then in service with the Company.

The phrase “in service with the Company” shall mean employed with the Company, any successor thereto, or any Subsidiary thereof.

Acceleration of Vesting

In addition to, and not in lieu of, any vesting pursuant to the vesting schedule set forth above:

•	if your employment is terminated by the Company (for any reason or for no reason) in anticipation of or within the six month period following a “Change in Control” (as defined below), all Stock subject to this Restricted Stock Agreement that has not yet vested as of the date of such termination of your employment shall become immediately and fully vested upon such termination of your employment; provided, however, that such vesting shall not occur if your Service was terminated as a result of a termination for “Cause” (as such term is defined in the Employment Agreement you entered into with the Company (the “Employment Agreement”)); and

•	if your employment is terminated involuntarily by the Company as a result of a termination without “Cause” or a termination by you for “Good Reason” (as defined below), prior to the first anniversary of the Grant Date, then upon such termination of your employment (i) to the extent the Initial Tranche of Stock has not yet vested, the Initial Tranche shall accelerate and become immediately and fully vested, (ii) one half of the Second Tranche of Stock (i.e., 45,909 shares) shall accelerate and become immediately and fully vested, and (iii) the remaining one half of the Second Tranche of Stock and the Third Tranche of Stock shall be forfeited.

•	if your employment terminates as a result of death or if you are unable to work as a result of Disability (as such term is defined in the Employment Agreement), prior to the first anniversary of the Grant Date, then upon such termination of your employment (i) to the extent the Initial Tranche of Stock has not yet vested, the initial Tranche shall accelerate and become immediately and fully vested, (ii) one half of the Second Tranche of Stock (i.e., 45,909 shares) shall accelerate and become immediately and fully vested, and (iii) the remaining one half of the Second Tranche of Stock and the Third Tranche of Stock shall be forfeited.

•	if your employment terminates for any reason or for no reason prior to the second anniversary of the Grant Date, other than in anticipation of or within the six month period following a Change in Control as noted above, the Third Tranche shall be forfeited.

The term “Change of Control” shall have the meaning set forth in the Plan.

The term “Good Reason” means (i) a material breach of a material term of the Employment Agreement by the Company; (ii) any material adverse change in your job title, duties, responsibilities or authority or requirement that you relocate your permanent residence; (iii) failure of the Company to pay your salary or bonus compensation when due; or (iv) at such time as you shall cease, without your consent, to be a member of the Board of Directors; provided, however, that none of the events described in the foregoing shall constitute Good Reason unless you shall have notified the Company in writing describing the events which constitute Good Reason and then only if the Company shall have failed to cure such event within ten (10) days after the Company’s receipt of such written notice.

No additional shares of Stock subject to this Restricted Stock Agreement will vest after your employment has terminated for any reason other than those enumerated above.

The foregoing provisions shall be binding upon any acquiror of, or successor to,

the Company in any Change of Control.

Forfeiture

Any shares of Stock subject to this Restricted Stock Agreement which do not vest as provided herein shall be forfeited upon your termination of Service with the Company.

Obligation to Repurchase Vested Stock Prior to Public Trading

In the event that your service terminates other than for Cause (as such term is defined in the Employment Agreement) at any time prior to the earlier of the Final Vesting Date or a Listing Event for the Stock occurs as described in the following paragraph, the Company shall have the obligation to purchase at their Fair Market Value (as defined below) all of the shares of Stock subject to this Restricted Stock Agreement that have vested prior to or as of the date of termination (due to the acceleration of vesting upon certain events as provided herein), including those that you have transferred to a Family Member as permitted here under in a not for value transfer (collectively the “Vested Stock Repurchase Obligation”). The Company will consummate the purchase within 90 days of termination of your employment. If the Company fails to purchase such Stock within 90 days of termination of your employment, you shall then have the right, beginning on the 91st day after termination of employment, to put all shares of Stock subject to this Restricted Stock Agreement that have then vested at the purchase price per share set forth herein. For purposes hereof, the term “Fair Market Value” shall have the meaning set forth in the Plan; it being understood that in the event that you disagree with the Administrator’s (as such term is defined in the Plan) determination of the fair market value, the Board of Directors shall, at the Company’s cost and expense, obtain an independent valuation of the shares by a recognized investment bank or appraisal firm that is reasonably acceptable to both you and the Company and any such valuation shall be final and determinative, provided that if the resulting appraisal is not more than 10% greater than the fair market value determined by the Administrator, you agree to reimburse the Company for the costs of the third party appraisal.

To the extent not earlier exercised or terminated, the Vested Stock Repurchase Obligation shall terminate in the event that the Stock is listed on an established national or regional stock exchange, is admitted for quotation on The Nasdaq Stock Market, Inc., or is publicly traded in an established securities market (in any case, a “Listing Event for the Stock”).

Escrow

The certificates for the Restricted Stock shall be deposited in escrow with the Secretary of the Company (or an Assistant Secretary if you are serving as Secretary) to be held in accordance with the provisions of this paragraph. Each deposited certificate shall be accompanied by a duly executed Assignment Separate from Certificate in the form attached hereto as Exhibit A. The deposited certificates shall remain in escrow until such time or times as the certificates are to be released or otherwise surrendered for cancellation as discussed below. Upon delivery of the certificates to the Company, you shall be issued an instrument of deposit acknowledging the number of shares of

Stock delivered in escrow to the Secretary of the Company.

All dividends or other distributions on the vested Stock (or other securities at the time held in escrow) shall be paid directly to you and shall not be held in escrow. Any cash dividends on the Restricted Stock (or other restricted securities at the time held in escrow) shall remain in escrow with the Secretary of the Company (or an Assistant Secretary) until such restrictions lapse as provided herein on the underlying Stock, or if such restrictions fail to lapse shall be returned to the Company upon termination of your employment. In the event of any stock dividend, stock split, recapitalization or other change affecting the Company’s outstanding common stock as a class effected without receipt of consideration or in the event of a stock split, a stock dividend or a similar change in the Company Stock, any new, substituted or additional securities or other property which is by reason of such transaction distributed with respect to the Restricted Stock shall be immediately delivered to the Secretary of the Company (or Assistant Secretary) to be held in escrow hereunder, and such securities shall be subject to the same vesting and forfeiture provisions hereunder as shall apply to the underlying Restricted Stock.

The shares of Stock held in escrow hereunder shall be subject to the following terms and conditions relating to their release from escrow or their surrender to the Company for repurchase and cancellation:

•	As your shares vest as described above, the certificates for such vested shares shall be released from escrow and delivered to you or to your custodian, at your request, as soon as is practicable.

•	Upon termination of your employment, any escrowed shares in which you are at the time vested shall be promptly released from escrow.

•	Any escrowed certificates for vested shares of Stock subject to the Vested Stock Repurchase Obligation shall, concurrently with the payment by the Company of the purchase price for such shares of Stock, be surrendered to the Company for cancellation, and you shall have no further rights with respect to such shares of Stock.

Withholding Taxes

You agree, as a condition of this grant, that you will make acceptable arrangements to pay any withholding or other taxes that may be due as a result of this grant. In the event that the Company determines that any federal, state, local or foreign tax or withholding payment is required relating to this grant, the Company shall have the right to require such payments from you, or withhold such amounts from other payments due to you from the Company.

Family Transfers

You may transfer, not for value, all or part of the Restricted Stock acquired under this grant to an immediate family member(s) or to a trust solely for the benefit of an immediate family member(s) or descendants thereof (each, a “Family Transfer”).

A “not for value” transfer is a transfer which is (i) a gift, (ii) a transfer under a domestic relations order in settlement of marital property rights, or (iii) unless applicable law does not permit such transfers, a transfer to an entity in which more than fifty percent of the ownership interests are owned by immediate family members (or you) in exchange for an interest in that entity.

Following a Family Transfer, such Restricted Stock shall continue to be subject to the same restrictions and rights as would have applied to you, including the forfeiture of unvested shares, the vesting schedule and the acceleration of vesting as provided herein, and the Company’s obligations under the Vested Stock Repurchase Obligation. Subsequent transfers of transferred Restricted Stock are prohibited except to immediate family members of the original holder of such Restricted Stock or by the laws of descent and distribution.

In the event you transfer shares of Restricted Stock pursuant to a Family Transfer, you shall retain voting control over any such transferred shares unless otherwise approved by the Board.

Section 83(b) Election

Under Section 83 of the Internal Revenue Code of 1986, as amended (the “Code”), the difference between the purchase price paid for the shares of Stock and their fair market value on the date any forfeiture restrictions applicable to such shares lapse will be reportable as ordinary income at that time. For this purpose, “forfeiture restrictions” include the Company’s obligations under the Vested Stock Repurchase Obligation described above. You may elect to be taxed at the time the shares are acquired rather than when such shares cease to be subject to such forfeiture restrictions by filing an election under Section 83(b) of the Code with the Internal Revenue Service within 30 days after the Grant Date. You will have to make a tax payment to the extent the purchase price is less than the fair market value of the shares on the Grant Date. No tax payment will have to be made to the extent the purchase price is at least equal to the fair market value of the shares on the Grant Date. The form for making this election is attached as Exhibit B hereto. Failure to make this filing within the 30-day period will result in the recognition of ordinary income by you (in the event the fair market value of the shares increases after the date of grant) as the forfeiture restrictions lapse.

YOU ACKNOWLEDGE THAT IT IS YOUR SOLE RESPONSIBILITY, AND NOT THE COMPANY’S, TO FILE A TIMELY ELECTION UNDER SECTION 83(b), EVEN IF YOU REQUEST THE COMPANY OR ITS REPRESENTATIVES TO MAKE THIS FILING ON YOUR BEHALF. YOU ARE RELYING SOLELY ON YOUR OWN ADVISORS WITH RESPECT TO THE DECISION AS TO WHETHER OR NOT TO FILE ANY 83(b) ELECTION.

Market Stand-off Agreement

In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the Securities Act of 1933 (the “Securities Act”), including the Company’s initial public offering, if any, you agree not to sell, make any short sale of, loan, hypothecate, pledge, grant any option for the purchase of, or otherwise dispose or transfer for value or agree to engage in any of the foregoing transactions with respect to any shares of vested Stock without the prior written consent of the Company or its underwriters, for such period of time after the effective date of such registration statement as may be requested by the Company or the underwriters (not to exceed 180 days in length).

Investment Representation

You hereby agree and represent, as a condition of this grant of Restricted Stock, that (i) you are acquiring the shares of Restricted Stock for investment for your own account and not with a view to, or intention of, or otherwise for resale in connection with, any distribution to any person or entity, (ii) neither the offer nor sale of the shares of Restricted Stock hereunder, or the shares of Restricted Stock themselves, have been registered under the Securities Act or registered or qualified under any applicable state securities laws and that the shares of Restricted Stock are being offered and sold to you by reason of and in reliance upon a specific exemption from the registration provisions of the Securities Act and exemptions from registration or qualification provisions of such applicable state or other jurisdiction’s securities laws which depend upon, among other things, the bona fide nature of the investment intent as expressed herein and the truth and accuracy of your representations, warranties, agreements, acknowledgments and understandings as set forth herein, (iii) no public market now exists for any of the securities issued by the Company and that there can be no assurance that a public market will ever exist for the shares of Restricted Stock, (iv) you must, and are able to, bear the economic risk of your investment in the shares of Restricted Stock for an indefinite period of time and can afford a complete loss of your investment in the shares of Restricted Stock, (v) you are sophisticated in financial matters and have such knowledge and experience in financial and business matters as to be capable of evaluating the risks and benefits of your investment in the shares of Restricted Stock, (vi) you are as of the date hereof an “accredited investor” as such term is defined under Rule 501 of the Securities Act, (vii) your principal place of residence is in the State of New York, and (viii) the Company has made available to you all documents that you have requested relating to the Company, the shares of Restricted Stock and your purchase of the shares of Restricted Stock, and you have had an opportunity to ask questions and receive answers concerning the Company and the terms and conditions of the offering and sale of the shares of Restricted Stock pursuant to this Restricted Stock Agreement and have had full access to such other information concerning the Company and the shares of Restricted Stock as you deemed necessary or desirable.

Retention Rights

This Agreement does not give you the right to be retained by the Company (or any parent, subsidiaries or affiliates) in any capacity. The Company (and any parent, subsidiaries or affiliates) reserves the right to terminate your employment at any time and for any reason or no reason.

Adjustments

In the event of a stock split, a stock dividend or a similar change in the Company stock, the number of shares covered by this grant may be adjusted (and rounded down to the nearest whole number) pursuant to the Plan. Your Restricted Stock shall be subject to the terms of the agreement of merger, liquidation or reorganization in the event the Company is subject to such corporate activity.

Legends

All certificates representing the Stock issued in connection with this grant shall, where applicable, have endorsed thereon the following legends:

“THE SHARES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT TO CERTAIN RESTRICTIONS ON TRANSFER AND OPTIONS TO PURCHASE SUCH SHARES SET FORTH IN AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER, OR HIS OR HER PREDECESSOR IN INTEREST. A COPY OF SUCH AGREEMENT IS ON FILE AT THE PRINCIPAL OFFICE OF THE COMPANY AND WILL BE FURNISHED UPON WRITTEN REQUEST TO THE SECRETARY OF THE COMPANY BY THE HOLDER OF RECORD OF THE SHARES REPRESENTED BY THIS CERTIFICATE.”

“THE SHARES REPRESENTED HEREBY HAVE NOT BEEN REGISTERED OR QUALIFIED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY SECURITIES LAWS OF ANY STATE OR OTHER JURISDICTION, AND MAY NOT BE SOLD, PLEDGED, OR OTHERWISE TRANSFERRED WITHOUT AN EFFECTIVE REGISTRATION OR QUALIFICATION THEREOF UNDER SUCH ACT AND SUCH APPLICABLE STATE OR OTHER JURISDICTION’S SECURITIES LAWS OR AN OPINION OF COUNSEL, SATISFACTORY TO THE COMPANY AND ITS COUNSEL, THAT SUCH REGISTRATION AND QUALIFICATION IS NOT REQUIRED.”

Applicable Law

This Agreement will be interpreted and enforced under the laws of the State of Delaware, other than any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of this Agreement to the substantive law of another jurisdiction.

The Plan

The text of the Plan is incorporated in this Agreement by reference. Certain capitalized terms used in this Agreement are defined in the Plan, and have the meaning set forth in the Plan. This Agreement and the Plan constitute the entire understanding between you and the Company regarding this grant of Restricted Stock. Any prior agreements, commitments or negotiations concerning this grant are superseded.

Other Agreements

You agree, as a condition of this grant of Restricted Stock, that you will execute such document(s) as necessary to become a party to any shareholder agreement or voting trust as the Company may require.

By signing the cover sheet of this Agreement, you agree to all of the terms and conditions described above and in the Plan

ASSIGNMENT SEPARATE FROM CERTIFICATE

     FOR VALUE RECEIVED, Matthew M. O’Connell hereby sells, assigns and transfers unto Orbital Imaging Corporation, a Delaware corporation (the “Company”),                    (                   )shares of common stock of the Company represented by Certificate No.                    herewith and does hereby irrevocable constitute and appoint                    Attorney to transfer the said stock on the books of the Company with full power of substitution in the premises.

     Dated:                   , 200_

Print Name

Signature

Spouse Consent (if applicable)

                        (Purchaser’s spouse) indicates by the execution of this Assignment his or her consent to be bound by the terms herein as to his or her interests, whether as community property or otherwise, if any, in the shares of common stock of the Company.

Signature

INSTRUCTIONS: PLEASE DO NOT FILL IN ANY BLANKS OTHER THAN THE SIGNATURE LINE. THE PURPOSE OF THIS ASSIGNMENT IS TO ENABLE THE COMPANY TO EXERCISE ITS “REPURCHASE OBLIGATION” SET FORTH IN THE AGREEMENT WITHOUT REQUIRING ADDITIONAL SIGNATURES ON THE PART OF PURCHASER.

EXHIBIT B

ELECTION UNDER SECTION 83(b) OF
THE INTERNAL REVENUE CODE

     The undersigned hereby makes an election pursuant to Section 83(b) of the Internal Revenue Code with respect to the property described below and supplies the following information in accordance with the regulations promulgated thereunder:

     1. The name, address and social security number of the undersigned:

Name:

Address:

Social Security No. :

     2. Description of property with respect to which the election is being made:

                   shares of common stock, par value $.01 per share, Orbital Imaging Corporation, a Delaware corporation, (the “Company”).

     3. The date on which the property was transferred is                    , 200_.

     4. The taxable year to which this election relates is calendar year 200_.

     5. Nature of restrictions to which the property is subject:

     The shares of stock are subject to the provisions of a Restricted Stock Agreement between the undersigned and the Company. The shares of stock are subject to forfeiture under the terms of the Agreement.

     6. The fair market value of the property at the time of transfer (determined without regard to any lapse restriction) was $                   per share, for a total of $                   .

     7. The amount paid by taxpayer for the property was $                   .

     8. A copy of this statement has been furnished to the Company.

Dated:                    ,200_

Taxpayer’s Signature

Taxpayer’s Printed Name

PROCEDURES FOR MAKING ELECTION
UNDER INTERNAL REVENUE CODE SECTION 83(b)

               The following procedures must be followed with respect to the attached form for making an election under Internal Revenue Code section 83(b) in order for the election to be effective:1

               1. You must file one copy of the completed election form with the IRS Service Center where you file your federal income tax returns within 30 days after the Grant Date of your Restricted Stock.

               2. At the same time you file the election form with the IRS, you must also give a copy of the election form to the Secretary of the Company.

               3. You must file another copy of the election form with your federal income tax return (generally, Form 1040) for the taxable year in which the stock is transferred to you.

[1] Whether or not to make the election is your decision and may create tax consequences for you. You are advised to consult your tax advisor if you are unsure whether or not to make the election.